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Scudder Growth and Income Fund

Semiannual Report

March 31, 2003

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com (Classes A, B, C and Institutional), aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at (800) 621-1048 (Classes A, B and C), (800) 253-2277 (Class AARP) or (800) SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the Fund's President

Dear Shareholder,

In February 2003, William Glavin, former President of this mutual fund, left the firm to pursue other opportunities. I have assumed the role of President and look forward to serving your needs. I have been with Scudder or its parent, Deutsche Bank AG and its predecessor companies for more than 25 years. For the past year, I have held, and will continue to hold, the title of Chairman of the Scudder Funds. As President of this mutual fund, I will work closely with the investment management team and the fund's trustees to ensure that the fund is being managed according to its stated investment objective and with its shareholders' best interests in mind.

Following three consecutive down years, investors entered 2003 with hope for a rebound in the stock market. Unfortunately, the past three months brought continued weakness in stock prices. With the war in Iraq dominating the headlines, market participants turned their attention away from the usual drivers of market performance - corporate earnings and the economy. As a result, market movements reflected extremely short-term developments. During March, for example, news from Iraq led to a series of two and three percent daily moves - both up and down - in the US market. These swings translated into day-to-day changes of several hundred billion dollars in the value of the US stock market as a whole as measured by the Standard & Poor's 500 index. The index is a group of large-company stocks that is generally representative of the US stock market. It is not possible to invest directly into an index.

At times like these, mutual fund investors should step back and ask if such volatility represents an accurate assessment of changes in the market's true worth. When viewed from a long-term standpoint, it is clear that daily news events usually do not have the impact on the value of corporate America that swings in the stock market would suggest. We therefore encourage you to look past the market's day-to-day performance when making important investment decisions. Instead, you should be looking at your investments from the perspective of your longer-term goals, your risk tolerance, your age and your personal financial situation. Naturally, this can be extremely difficult when the stock market is riding a daily roller coaster. However, it is still the only way that you will be able to make the sound financial decisions that are right for you.

Sincerely,

Richard T. Hale
President, Scudder Growth and Income Fund

The opinions and forecasts expressed here are those of Richard T. Hale as of March 31, 2003 and may not come to pass. Past performance is not a guarantee of future results.

Performance Summary March 31, 2003

Classes A, B, C and Institutional

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Growth and Income Fund	6-Month++++	1-Year	3-Year	5-Year	10-Year
Class A(a)	3.54%	-24.96%	-14.23%	-8.81%	5.11%
Class B(a)	3.13%	-25.55%	-14.90%	-9.43%	4.33%
Class C(a)	3.13%	-25.59%	-14.90%	-9.42%	4.35%
S&P 500 Index+	5.02%	-24.76%	-16.09%	-3.77%	8.53%

Scudder Growth and Income Fund	6-Month++++	Life of Class*
Institutional Class++	3.72%	-10.43%
S&P 500 Index+	5.02%	-6.55%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++++ Total returns for periods of less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 3/31/03	$ 15.59	$ 15.50	$ 15.50	$ 15.67
9/30/02	$ 15.10	$ 15.03	$ 15.03	$ 15.17
Distribution Information: Six Months: Income Dividends	$ .045	$ -	$ -	$ .067

Class A Lipper Rankings - Large-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	363	of	969	38
3-Year	142	of	742	20

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Growth and Income Fund - Class A(c) [] S&P 500 Index+

Yearly periods ended March 31

Comparative Results (Adjusted for Sales Charge)
Scudder Growth and Income Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$7,073	$5,947	$5,943	$15,516
	Average annual total return	-29.27%	-15.91%	-9.88%	4.49%
Class B(c)	Growth of $10,000	$7,221	$6,047	$6,042	$15,283
	Average annual total return	-27.79%	-15.44%	-9.59%	4.33%
Class C(c)	Growth of $10,000	$7,367	$6,102	$6,036	$15,159
	Average annual total return	-26.33%	-15.18%	-9.60%	4.25%
S&P 500 Index+	Growth of $10,000	$7,524	$5,907	$8,253	$22,673
	Average annual total return	-24.76%	-16.09%	-3.77%	8.53%

The growth of $10,000 is cumulative.

Notes to Performance Summary (Classes A, B, C and Institutional)

* On August 19, 2002, the Fund commenced offering Institutional Class shares. Index returns begin August 31, 2002. Performance shown is not annualized.
a On December 29, 2000 the fund began offering additional classes of shares, namely the Class B and C shares. In addition, Class R Shares were redesignated as Class A. Returns shown for Class A shares from August 2, 1999 to December 29, 2000 reflect Class R performance. Returns shown for Class A prior to August 2, 1999 and prior to December 29, 2000 for Class B and C shares are derived from the historical performance of Class S shares of the Scudder Growth and Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c On December 29, 2000 the fund began offering additional classes of shares, namely the Class B and C shares. In addition, Class R Shares were redesignated as Class A. Returns shown for Class A shares from August 2, 1999 to December 29, 2000 reflect Class R performance. Returns shown for Class A prior to August 2, 1999 and prior to December 29, 2000 for Class B and C shares are derived from the historical performance of Class S shares of the Scudder Growth and Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ Institutional Class shares not subject to sales charges.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns
	6-Month++	1-Year	3-Year	5-Year	10-Year
Scudder Growth and Income Fund - Class S	3.71%	-24.74%	-13.99%	-8.46%	5.46%
S&P 500 Index+	5.02%	-24.76%	-16.09%	-3.77%	8.53%

	6-Month++	1-Year	Life of Class**
Scudder Growth and Income Fund - Class AARP	3.71%	-24.73%	-16.14%
S&P 500 Index+	5.02%	-24.76%	-18.99%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns for periods of less than one year are not annualized.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 3/31/03	$ 15.68	$ 15.67
9/30/02	$ 15.18	$ 15.17
Distribution Information: Six Months: Income Dividends	$ .065	$ .065

Class S Lipper Rankings - Large-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	332	of	969	35
3-Year	133	of	742	18
5-Year	448	of	512	88
10-Year	128	of	167	77

Rankings are historical and do not guarantee future results. Rankings are based on total rankings with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment
[] Scudder Growth and Income Fund - Class S [] S&P 500 Index+

Yearly periods ended March 31

Comparative Results
Scudder Growth and Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$7,526	$6,364	$6,428	$17,015
	Average annual total return	-24.74%	-13.99%	-8.46%	5.46%
S&P 500 Index+	Growth of $10,000	$7,524	$5,907	$8,253	$22,673
	Average annual total return	-24.76%	-16.09%	-3.77%	8.53%

Scudder Growth and Income Fund		1-Year	Life of Class**
Class AARP	Growth of $10,000	$7,527	$6,290
	Average annual total return	-24.73%	-16.14%
S&P 500 Index	Growth of $10,000	$7,524	$5,804
	Average annual total return	-24.76%	-18.99%

The growth of $10,000 is cumulative.

Notes to Performance Summary (Class AARP and Class S)

** On August 14, 2000, the Fund commenced offering Class AARP shares. Index returns begin August 31, 2000.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 (Class AARP) or (800) SCUDDER (Class S) for the fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Economic Overview

Dear Shareholder:

A loss of economic momentum began earlier this year in the run-up to the US-led war with Iraq, and recent economic data has been almost uniformly weak.

For years the economy has been struggling to "work off the excesses" of the late-1990s boom - excessive capital investment by firms, deficient savings by households, and inflated stock prices, for example. Now geopolitical uncertainties (such as terrorist strikes, prolonged or spreading war, and disruption of oil supplies), as well as higher oil prices, have been added to the mix. These factors have taken a heavy toll on economic activity. Labor markets have softened, so many people have been out of work. Consumers have feared having less money, and have been spending less. Businesses, afraid that consumers won't buy their goods, have been wary of investing in new equipment and building up inventories. As a result, economic growth has been slow.

When the geopolitical uncertainties diminish, a major weight will likely be lifted from the economy. But that doesn't mean it will bounce back right away. The economy will still have to work off some of the excesses of the late-1990s boom, as described above. And this may restrain a recovery.

Despite these problems, the economy still has two major sources of support. One of them is policy stimulus, such as interest rates and tax cuts. If the economy's weakness persists much longer - and especially if it lingers after the geopolitical uncertainties diminish - the Federal Reserve Board will most likely make additional interest rate cuts. (In the current environment, we believe they aren't likely to raise rates before 2004.) Plus, federal spending hikes and tax cuts are putting more money into the pockets of consumers. This is encouraging consumer spending, which is encouraging business investment.

Another source of support for the economy is strong productivity. Productivity is a measure of business output per person-hour worked. Growth in productivity means businesses produce more goods with the same amount of labor. And that means they can possibly afford to pay workers more or hire more people. And higher wages and better employment opportunities typically encourage people to spend more. This, in turn, encourages businesses to invest in capital, because they know that if they produce more, they will be rewarded by consumers buying their goods.

Economic Guideposts Data as of 3/31/03
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

We expect policy stimulus and strong productivity growth to persist. This - along with a decrease in geopolitical uncertainty and lower oil prices, should both occur - would enable the economy to claw its way back to average growth and above in late 2003 and 2004.

We believe equities will surely benefit if geopolitical uncertainty declines and economic activity accelerates, as we expect later this year. However, equities are still not cheap, even after the price declines of the past three years. As a result, we expect equity returns to beat Treasury returns by much less than in recent decades. (However, note that there is a greater level of risk associated with stocks. Unlike Treasuries, the investment return and principal value of stocks will fluctuate.)

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of April 7, 2003, and may not actually come to pass.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Kathleen Millard and Portfolio Managers Gregory S. Adams and Andrew Brudenell discuss Scudder Growth and Income Fund's strategy and the market environment during the six-month period ended March 31, 2003.

Q: Please discuss the various issues affecting the stock market during the reporting period.

A: The stock market rose overall in the last six months, although there were many dramatic price swings along the way. After a strong rally from low levels in October, the market (as measured by the Standard & Poor's 500 index) declined through early March, rising again by the end of the reporting period to finish with a gain of 5.02%. Several items affected the market's moves during this period. The overall market typically reflects different economic scenarios in today's stock prices, even though, in our opinion, what really determines individual stock prices in the long run are the quality of the business of the company and the valuation of the stock. During this period, investors moved from believing in a modest economic recovery to fearing that an impending war with Iraq, rising oil prices, severe winter weather and declining consumer confidence would slow or end the recovery. By the end of March, with encouraging war news, investors became optimistic again. In other words, the market became very focused on short-term news events during this period. As you can imagine, this caused individual companies shares to move in and out of favor quickly during the period.

Q: How did the fund perform during this period and in the current bear market?

A: Overall, the fund had a positive return during this period, but returned slightly less than the S&P 500. The fund's Class A shares (unadjusted for sales charges) generated a positive total return of 3.54% vs. the 5.02% return by the S&P 500, the fund's unmanaged benchmark. (See the Performance Summary that begins on page 4 for performance of other share classes.) On a long-term basis, we have continued to seek to manage the fund to perform well on a relative basis for investors who have chosen to invest in equities. The fund declined less than the market and less than our peer equity funds during the bear market. For the three years ended March 31, 2003, the fund's A Class shares outperformed 80% of competitors in the Lipper Large Cap Core Funds category, and beat the average annual return of the 742 funds in this group by over three percentage points.1 We attribute this outperformance to sticking to our investment disciplines during this difficult period. We recognize that discussing relative outperformance in a bear market may be frustrating. Nevertheless, we continue to have confidence in the holdings of the fund, which we believe are as financially and fundamentally sound as they have ever been.

1 The Lipper Large-Cap Core Funds Category is a group of funds that may primarily invest in large companies of both growth and value orientations. It is not possible to invest directly into any index or category.

Q: Did you change your approach to managing the fund because of the war?

A: No. We are long-term investors. We do not change our approach based on short-term news developments. We stuck with our investment disciplines and were able to add a few companies to the portfolio when investors' fears beat them down to what in our view were attractive prices. As our shareholders know, we use three tools to pick stocks and to build a portfolio. The idea is that all three help us identify attractive companies and act as checks and balances against each other. Our research analysts help us find good companies when their share prices are below what we believe they are likely to be worth over the next five- or 10-year period. This involves meeting company management, assessing businesses, and performing financial forecasts. We also have statistical methods that screen companies for attractive attributes such as valuation versus other similar companies, the extent to which the company is investing in research and capital expenditures, and free cash flow. Finally, we employ some computer models that help us analyze the risk of the portfolio compared to the market, because a portfolio of stocks behaves differently from any single stock. It is this investment process that we believe accounts for performance over the long haul.

Q: Why did the fund lag its benchmark?

A: The primary factor in the fund's underperformance was stock selection in some sectors. In the technology sector, our holdings returned 14.5% for the six-month period. In comparison, the tech stocks in the S&P 500 returned 21.9%. Most of this underperformance occurred during the first three months of the period. During that time, a speculative rally drove up the prices of lower-quality tech stocks. Performance was also hurt by our stock selection in the health care sector. The largest negative was Tenet Healthcare, which revealed that it had received excess reimbursement payments that it had not fully disclosed. (As of March 31, 2003, positions in Tenet Healthcare were sold.) For the full period, the fund's holdings in health care returned 1.4% compared with 6.4% for the health care stocks in the S&P 500. Over the last three months, however, the fund's health care sector rebounded and performed well, as we worked to improve our stock selection.

Q: What factors helped performance?

A: The most significant benefit to performance came from the fund's positions in the consumer staples sector. Consumer staples companies make non-discretionary items that people need to buy, such as food and beverages. Here, our holdings gained 1.7% compared to a loss of -5.4% by the S&P consumer staples sector. The fund's long-term holding, Avon Products, which makes reasonably priced cosmetics, was the most significant contributor to performance in this sector and posted a strong positive return - above the average return of the S&P 500. Performance relative to the fund's benchmark was also helped by not owning Altria Group (formerly named Philip Morris Cos.), which declined substantially during the period. (The fund's prospectus precludes it from investing in tobacco stocks.)

Financial stocks also performed well for the fund. Our large position in Citigroup (3.4% of the Portfolio) helped, as that stock rose during the period. Additionally, the fund held an overweight position (a larger position than the benchmark) in brokerage stocks. This was based on our view that the sector's valuations, which were depressed by the poor market environment, were undervalued. One of the portfolio's top holding in this subsector was Lehman Brothers Holdings, which advanced during the period.

Q: How is the fund positioned?

A: Our bottom-up approach has led us to develop a slightly overweight positioning in both technology and industrials. We are finding many companies in these sectors with sound fundamentals and attractive valuations. In addition, we believe stocks in these sectors are likely to benefit disproportionately from an economic recovery. A recent addition to the portfolio in the technology sector is EMC, a leader in storage software and hardware. We believe the company's strong new product line will support increased earnings growth. At the same time, it trades at an attractive valuation relative to its historical earnings record.

While we have positioned the fund to benefit from an improving economy, we also want to manage potential risk for our shareholders. The fund continues to hold sizeable positions in more defensive market sectors such as health care and consumer staples. The performance of these types of stocks - unlike technology and industrial stocks - is not closely tied to moves in the economy.

Q: What factors will you be looking at in the months ahead?

A: We will continue to look for companies that meet our investment criteria. By focusing on stocks that have reasonable valuations and improving business prospects, while managing portfolio risk, we hope to achieve our long-term performance goals.

Q: Any final thoughts for fund shareholders?

A: For individual investors, we encourage continued patience. The long downturn in the market has corrected many of the excesses that we witnessed during the late 1990s. In fact, the average annual return for the S&P 500 index over the past 10 years is now only 8.53%. This puts stocks' recent returns back in line with their historical averages. We therefore encourage those who have held on through the long down market to maintain their long-term perspective and stay with equities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2003

Asset Allocation	3/31/03	9/30/02

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	3/31/03	9/30/02

Financials	19%	19%
Information Technology	18%	16%
Health Care	16%	14%
Consumer Discretionary	13%	14%
Industrials	12%	13%
Consumer Staples	8%	10%
Energy	6%	7%
Telecommunication Services	5%	2%
Materials	2%	4%
Utilities	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2003 (32.6% of Portfolio)
1. Bank of America Corp. Provider of commercial banking services	3.8%
2. Microsoft Corp. Developer of computer software	3.8%
3. Johnson & Johnson Provider of health care products	3.7%
4. Citigroup, Inc. Provider of diversified financial services	3.4%
5. General Electric Co. Industrial conglomerate	3.3%
6. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	3.3%
7. ExxonMobil Corp. Explorer and producer of oil and gas	3.2%
8. 3M Co. Manufacturer and provider of various services and equipment	2.9%
9. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	2.6%
10. Avon Products, Inc. Manufacturer and retailer of cosmetics, jewelry and gift products	2.6%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of March 31, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 98.8%
Consumer Discretionary 12.9%
Hotel Restaurants & Leisure 0.9%
MGM Mirage, Inc.*	1,402,300	41,017,275
Internet & Catalog Retailing 0.9%
Amazon.com, Inc.*	1,449,900	37,740,897
Media 5.2%
AOL Time Warner, Inc.*	5,903,300	64,109,838
Gannett Co., Inc.	890,000	62,682,700
McGraw-Hill, Inc.	583,700	32,447,883
Viacom, Inc. "B"*	1,783,700	65,140,724
		224,381,145
Multiline Retail 2.7%
Target Corp.	1,689,600	49,437,696
Wal-Mart Stores, Inc.	1,312,500	68,289,375
		117,727,071
Specialty Retail 3.2%
Home Depot, Inc.	1,298,400	31,629,024
Staples, Inc.*	3,963,300	72,647,289
The Gap, Inc.	2,501,800	36,251,082
		140,527,395
Consumer Staples 7.9%
Beverages 2.8%
Anheuser-Busch Companies, Inc.	1,817,000	84,690,370
PepsiCo, Inc.	897,400	35,896,000
		120,586,370
Food Products 1.1%
ConAgra Foods, Inc.	2,348,900	47,165,912
Household Products 1.4%
Clorox Co.	1,271,700	58,714,389
Personal Products 2.6%
Avon Products, Inc.	1,998,600	114,020,130
Energy 6.0%
Oil & Gas
Anadarko Petroleum Corp.	989,300	45,013,150
ChevronTexaco Corp.	648,075	41,898,049
ExxonMobil Corp.	4,012,838	140,248,688
Total Fina Elf SA	289,491	36,613,307
		263,773,194
Financials 18.3%
Banks 5.9%
Bank of America Corp.	2,495,300	166,785,852
Bank One Corp.	1,627,300	56,337,126
Comerica, Inc.	882,700	33,436,676
		256,559,654
Diversified Financials 8.0%
Citigroup, Inc.	4,313,699	148,606,931
Fannie Mae	875,875	57,238,431
Lehman Brothers Holdings, Inc.	1,056,900	61,035,975
Morgan Stanley	2,189,000	83,948,150
		350,829,487
Insurance 4.4%
Ambac Financial Group, Inc.	564,700	28,528,644
American International Group, Inc.	1,435,350	70,978,058
Marsh & McLennan Companies, Inc.	1,253,000	53,415,390
MetLife, Inc.	1,541,900	40,675,322
		193,597,414
Health Care 15.5%
Biotechnology 1.9%
Amgen, Inc.*	1,456,200	83,804,310
Health Care Equipment & Supplies 2.6%
Biomet, Inc.	1,554,200	47,636,230
Guidant Corp.*	1,797,000	65,051,400
		112,687,630
Health Care Providers & Services 1.4%
McKesson Corp.	834,300	20,799,099
Wellpoint Health Networks, Inc.*	504,700	38,735,725
		59,534,824
Pharmaceuticals 9.6%
Allergan, Inc.	502,400	34,268,704
Eli Lilly & Co.	623,600	35,638,740
Johnson & Johnson	2,808,100	162,504,747
Merck & Co., Inc.	809,900	44,366,322
Pfizer, Inc.	4,563,100	142,186,196
		418,964,709
Industrials 12.3%
Aerospace & Defense 3.1%
Honeywell International, Inc.	906,900	19,371,384
United Technologies Corp.	1,999,700	115,542,666
		134,914,050
Industrial Conglomerates 6.2%
3M Co.	968,400	125,921,051
General Electric Co.	5,604,600	142,917,300
		268,838,351
Machinery 3.0%
Deere & Co.	1,078,600	42,345,836
Illinois Tool Works, Inc.	779,000	45,298,850
Parker-Hannifin Corp.	1,156,400	44,798,936
		132,443,622
Information Technology 17.9%
Communications Equipment 2.6%
Cisco Systems, Inc.*	5,512,000	71,545,760
Nokia Oyj (ADR)	2,944,600	41,253,846
		112,799,606
Computers & Peripherals 4.9%
Dell Computer Corp.*	1,771,700	48,385,127
EMC Corp.*	4,064,900	29,389,227
International Business Machines Corp.	970,400	76,108,472
Lexmark International, Inc.*	920,000	61,594,000
		215,476,826
IT Consulting & Services 0.9%
SunGard Data Systems, Inc.*	1,931,800	41,147,340
Semiconductor Equipment & Products 2.5%
Intel Corp.	1,830,950	29,807,866
Texas Instruments, Inc.	4,892,100	80,083,677
		109,891,543
Software 7.0%
Electronic Arts, Inc.*	640,200	37,541,328
Intuit, Inc.*	905,800	33,695,760
Microsoft Corp.	6,776,900	164,068,749
Oracle Corp.*	6,671,700	72,381,273
		307,687,110
Materials 2.3%
Chemicals 1.0%
Dow Chemical Co.	756,400	20,884,204
E.I. du Pont de Nemours & Co.	584,600	22,717,556
		43,601,760
Paper & Forest Products 1.3%
International Paper Co.	1,679,900	56,780,620
Telecommunication Services 4.5%
Diversified Telecommunication Services 3.1%
ALLTEL Corp.	1,238,200	55,421,832
SBC Communications, Inc.	1,228,940	24,652,536
Verizon Communications, Inc.	1,617,790	57,188,877
		137,263,245
Wireless Telecommunication Services 1.4%
AT&T Wireless Services, Inc.*	9,133,500	60,281,100
Utilities 1.2%
Electric Utilities
FirstEnergy Corp.	797,600	25,124,400
FPL Group, Inc.	465,400	27,426,022
		52,550,422
Total Common Stocks (Cost $4,555,994,957)		4,315,307,401

Cash Equivalents 1.2%
Scudder Cash Management QP Trust, 1.37% (b) (Cost $53,762,700)	53,762,700	53,762,700
Total Investment Portfolio - 100.0% (Cost $4,609,757,657) (a)		4,369,070,101

* Non-income producing security.
(a) The cost for federal income tax purposes was $4,646,453,806. At March 31, 2003, net unrealized depreciation for all securities based on tax cost was $277,383,705. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $353,808,501 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $631,192,206.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $4,609,757,657)	$ 4,369,070,101
Receivable for investments sold	29,897,042
Dividends receivable	4,668,827
Receivable for Fund shares sold	9,205,425
Foreign taxes recoverable	199,840
Total assets	4,413,041,235
Liabilities
Due to custodian bank	17,959
Payable for investments purchased	7,535,724
Payable for Fund shares redeemed	25,165,040
Accrued management fee	1,610,490
Other accrued expenses and payables	1,548,962
Total liabilities	35,878,175
Net assets, at value	$ 4,377,163,060
Net Assets
Net assets consist of: Undistributed net investment income	790,655
Net unrealized appreciation (depreciation) on: Investments	(240,687,556)
Foreign currency related transactions	24,946
Accumulated net realized gain (loss)	(679,648,574)
Paid-in capital	5,296,683,589
Net assets, at value	$ 4,377,163,060

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2003 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($2,225,235,223 / 141,951,590 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.68
Class S Net Asset Value, offering and redemption price per share ($2,093,974,287 / 133,634,922 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.67
Class A Net Asset Value and redemption price per share ($19,191,211 / 1,230,609 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.59
Maximum offering price per share (100 / 94.25 of $15.59)	$ 16.54
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($10,271,864 / 662,582 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.50
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($3,550,761 / 229,066 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.50
Maximum offering price per share (100 / 99 of $15.50)	$ 15.66
Institutional Class Net Asset Value, offering and redemption price per share ($24,939,714 / 1,591,088 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.67

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2003 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $194,699)	$ 36,991,248
Interest	301,817
Total Income	37,293,065
Expenses: Management fee	10,461,545
Administrative fee	8,330,166
Distribution service fees	94,208
Trustees' fees and expenses	66,790
Other	55,125
Total expenses, before expense reductions	19,007,834
Expense reductions	(629)
Total expenses, after expense reductions	19,007,205
Net investment income (loss)	18,285,860
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(254,785,755)
Foreign currency related transactions	(43,893)
(254,829,648)
Net unrealized appreciation (depreciation) on: Investments	410,332,801
Foreign currency related transactions	10,544
410,343,345
Net gain (loss) on investment transactions	155,513,697
Net increase (decrease) in net assets resulting from operations	$ 173,799,557

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2003 (Unaudited)	Year Ended September 30, 2002
Operations: Net investment income (loss)	$ 18,285,860	$ 44,606,908
Net realized gain (loss) on investment transactions	(254,829,648)	(263,882,179)
Net unrealized appreciation (depreciation) on investment transactions during the period	410,343,345	(916,057,770)
Net increase (decrease) in net assets resulting from operations	173,799,557	(1,135,333,041)
Distributions to shareholders from: Net investment income: Class AARP	(9,454,251)	(22,101,315)
Class S	(8,988,423)	(21,239,330)
Class A	(52,982)	(100,211)
Institutional Class	(47,560)	(2)
Fund share transactions: Proceeds from shares sold	185,341,268	378,575,542
Reinvestment of distributions	16,749,992	39,237,581
Cost of shares redeemed	(567,650,319)	(1,541,749,661)
Net increase (decrease) in net assets from Fund share transactions	(365,559,059)	(1,123,936,538)
Increase (decrease) in net assets	(210,302,718)	(2,302,710,437)
Net assets at beginning of period	4,587,465,778	6,890,176,215
Net assets at end of period (including undistributed net investment income of $790,655 and $1,048,011, respectively)	$ 4,377,163,060	$ 4,587,465,778

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended September 30,	2003[a]	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.18	$ 19.08	$ 27.01	$ 27.09
Income (loss) from investment operations: Net investment income (loss)[c]	.07	.14	.17	.01
Net realized and unrealized gain (loss) on investment transactions	.50	(3.91)	(6.36)	(.06)
Total from investment operations	.57	(3.77)	(6.19)	(.05)
Less distributions from: Net investment income	(.07)	(.13)	(.18)	(.03)
Net realized gains on investment transactions	-	-	(1.56)	-
Total distributions	(.07)	(.13)	(1.74)	(.03)
Net asset value, end of period	$ 15.68	$ 15.18	$ 19.08	$ 27.01
Total Return (%)	3.71**	(19.90)	(24.15)	(.18)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,225	2,338	3,416	5,353
Ratio of expenses (%)	.78*	.76	.76	.75*
Ratio of net investment income (loss) (%)	.82*	.69	.71	.04**
Portfolio turnover rate (%)	46*	52	57	55*
[a] For the six months ended March 31, 2003 (Unaudited).
[b] For the period from August 14, 2000 (commencement of sales of Class AARP shares) to September 30, 2000.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Class S
Years Ended September 30,	2003[a]	2002	2001	2000[b]	1999[c]	1998[c]	1997[c]
Selected Per Share Data
Net asset value, beginning of period	$ 15.17	$ 19.08	$ 27.02	$ 26.69	$ 26.31	$ 27.33	$ 23.23
Income (loss) from investment operations:
Net investment income (loss)[d]	.06	.14	.17	.13	.48	.62	.62
Net realized and unrealized gain (loss) on investment transactions	.51	(3.92)	(6.36)	.51	1.11	1.06	6.26
Total from investment operations	.57	(3.78)	(6.19)	.64	1.59	1.68	6.88
Less distributions from: Net investment income	(.07)	(.13)	(.19)	(.11)	(.51)	(.61)	(.58)
Net realized gains on investment transactions	-	-	(1.56)	(.20)	(.70)	(2.09)	(2.20)
Total distributions	(.07)	(.13)	(1.75)	(.31)	(1.21)	(2.70)	(2.78)
Net asset value, end of period	$ 15.67	$ 15.17	$ 19.08	$ 27.02	$ 26.69	$ 26.31	$ 27.33
Total Return (%)	3.71**	(19.91)	(24.14)	2.32**	6.15	6.07	30.31
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,094	2,218	3,434	5,834	6,765	7,582	6,834
Ratio of expenses (%)	.84*	.76	.76	.86e*	.80	.74	.76
Ratio of net investment income (loss) (%)	.76*	.69	.71	.64*	1.76	2.20	2.31
Portfolio turnover rate (%)	46*	52	57	55*	70	41	22
[a] For the six months ended March 31, 2003 (Unaudited).
[b] For the nine months ended September 30, 2000. On February 7, 2000, the Fund changed its fiscal year end from December 31 to September 30.
[c] For the year ended December 31.
[d] Based on average shares outstanding during the period.
[e] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was .84%.
* Annualized
** Not annualized

Class A(a)
Years Ended September 30,	2003[b]	2002	2001	2000[c]	1999[d]
Selected Per Share Data
Net asset value, beginning of period	$ 15.10	$ 18.99	$ 26.86	$ 26.65	$ 28.16
Income (loss) from investment operations: Net investment income (loss)[e]	.04	.09	.11	(.03)	.09
Net realized and unrealized gain (loss) on investment transactions	.50	(3.90)	(6.31)	.46	(.76)
Total from investment operations	.54	(3.81)	(6.20)	.43	(.67)
Less distributions from: Net investment income	(.05)	(.08)	(.11)	(.02)	(.22)
Net realized gains on investment transactions	-	-	(1.56)	(.20)	(.62)
Total distributions	(.05)	(.08)	(1.67)	(.22)	(.84)
Net asset value, end of period	$ 15.59	$ 15.10	$ 18.99	$ 26.86	$ 26.65
Total Return (%)[f]	3.54**	(20.11)	(24.34)	1.62**	(2.31)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	18	23	8	6
Ratio of expenses (%)	1.11*	1.00[g]	1.02	1.62h*	1.34*
Ratio of net investment income (loss) (%)	.49*	.45	.45	(.12)*	.98*
Portfolio turnover rate (%)	46*	52	57	55*	70
[a] On December 29, 2000, Class R shares were redesignated as Class A shares.
[b] For the six months ended March 31, 2003 (Unaudited).
[c] For the nine months ended September 30, 2000. On February 7, 2000, the Fund changed its fiscal year end from December 31 to September 30.
[d] For the period from August 2, 1999 (commencement of sales of Class R Shares) to December 31, 1999.
[e] Based on average shares outstanding during the period.
[f] Total return does not reflect the effect of any sales charges.
[g] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without the reduction was 1.01%.
[h] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.60%.
* Annualized
** Not annualized

Class B
Years Ended September 30,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.03	$ 18.96	$ 24.04
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	(.07)	(.06)
Net realized and unrealized gain (loss) on investment transactions	.49	(3.86)	(5.00)
Total from investment operations	.47	(3.93)	(5.06)
Less distributions from: Net investment income	-	-	(.02)
Net asset value, end of period	$ 15.50	$ 15.03	$ 18.96
Total Return (%)[d]	3.13**	(20.73)	(21.03)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	10	13
Ratio of expenses (%)	1.90*	1.81[e]	1.83*
Ratio of net investment income (loss) (%)	(.30)*	(.36)	(.39)*
Portfolio turnover rate (%)	46*	52	57
[a] For the six months ended March 31, 2003 (Unaudited).
[b] For the period from December 29, 2000 (commencement of sales of Class B shares) to September 30, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without the reduction was 1.83%.
* Annualized
** Not annualized

Class C
Years Ended September 30,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.03	$ 18.97	$ 24.04
Income (loss) from investment operations: Net investment income (loss)[c]	(.02)	(.07)	(.06)
Net realized and unrealized gain (loss) on investment transactions	.49	(3.87)	(4.99)
Total from investment operations	.47	(3.94)	(5.05)
Less distributions from: Net investment income	-	-	(.02)
Net asset value, end of period	$ 15.50	$ 15.03	$ 18.97
Total Return (%)[d]	3.13**	(20.77)	(21.03)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	4
Ratio of expenses (%)	1.88*	1.84[e]	1.80*
Ratio of net investment income (loss) (%)	(.28)*	(.39)	(.36)*
Portfolio turnover rate (%)	46*	52	57
[a] For the six months ended March 31, 2003 (Unaudited).
[b] For the period from December 29, 2000 (commencement of sales of Class C shares) to September 30, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratio of operating expenses includes a one-time increase in certain liabilities of an acquired fund (Kemper US Growth and Income Fund). The ratio without this increase was 1.81%.
* Annualized
** Not annualized

Institutional Class
Years Ended September 30,	2003[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.17	$ 17.61
Income (loss) from investment operations: Net investment income (loss)[c]	.07	.02
Net realized and unrealized gain (loss) on investment transactions	.50	(2.42)
Total from investment operations	.57	(2.40)
Less distributions from: Net investment income	(.07)	(.04)
Net asset value, end of period	$ 15.67	$ 15.17
Total Return (%)	3.72**	(13.64)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25.001
Ratio of expenses (%)	.73*	.73*
Ratio of net investment income (loss) (%)	.87*	.95*
Portfolio turnover rate (%)	46*	52
[a] For the six months ended March 31, 2003 (Unaudited).
[b] For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to September 30, 2002.
[c] Based on average shares outstanding.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Growth and Income Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and Class S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2002, the Fund had a net tax basis capital loss carryforward of approximately $133,827,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2005 ($407,000), September 30, 2006 ($263,000), September 30, 2007 ($684,000), September 30, 2008 ($1,589,000) and September 30, 2010 ($130,884,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

In addition, from November 1, 2001 through September 30, 2002, the Fund incurred approximately $249,901,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 1,048,011
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (133,827,000)
Unrealized appreciation (depreciation) on investments	$ (692,110,973)

In addition, during the year ended September 30, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ 43,440,858

The tax character of current year distributions will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $1,049,060,009 and $1,416,132,781, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.45% of the first $14,000,000,000 of the Fund's average daily net assets, 0.425% of the next $2,000,000,000 of such net assets, 0.400% of the next $2,000,000,000 of such net assets and 0.385% of such net assets in excess of $18,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended March 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.45% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.30%, 0.30%, 0.325%, 0.375%, 0.35% and 0.275% of the average daily net assets for Class AARP, S, A, B, C and Institutional Class shares, respectively, computed and accrued daily and payable monthly for the period October 1, 2002 to December 31, 2002.

Effective January 1, 2003, the Fund's Trustees approved new Administrative Fee rates of 0.36%, 0.49%, 0.50%, 0.52%, 0.51% and 0.275% of the average daily net assets for Class AARP, S, A, B, C and Institutional Class shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended March 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at March 31, 2003
Class AARP	$ 3,877,543	$ 646,384
Class S	4,366,704	859,776
Class A	38,736	10,993
Class B	23,910	4,366
Class C	7,264	1,448
Institutional Class	16,009	5,388
	$ 8,330,166	$ 1,528,355

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of the expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 0.81%, 0.94%, 0.95%, 0.97%, 0.96% and 0.73%, of average daily net assets for Class AARP, S, A, B, C, and Institutional Class Shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2003
Class B	$ 40,303	$ 3,349
Class C	12,710	1,392
	$ 53,013	$ 4,741

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2003	Effective Rate
Class A	$ 23,525	$ 7,553.25%
Class B	13,434	3,051.25%
Class C	4,236	1,239.25%
	$ 41,195	$ 11,843

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2003 aggregated $3,171. Underwriting commissions paid in connection with the distributions of Class C shares for the six months ended March 31, 2003 aggregated $70.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2003, the CDSC for Class B and C shares aggregated $22,199 and $23, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended March 31, 2003, totaled $301,817 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $629 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2003		Year Ended September 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	1,993,504	$ 32,146,387	4,610,718	$ 90,898,825
Class S	5,555,097	89,209,060	12,836,074	251,035,048
Class A	372,456	5,944,640	1,521,220	30,240,194
Class B	116,340	1,860,441	230,235	4,475,823
Class C	62,026	979,706	98,838	1,924,652
Institutional Class	3,355,951	55,201,034	57	1,000
		$ 185,341,268		$ 378,575,542
Shares issued to shareholders in reinvestment of distributions
Class AARP	521,163	$ 8,385,551	1,065,170	$ 19,636,934
Class S	513,847	8,265,737	1,056,852	19,503,533
Class A	3,196	51,144	5,413	97,112
Institutional Class	2,980	47,560	-	2
		$ 16,749,992		$ 39,237,581
Shares redeemed
Class AARP	(14,607,309)	$ (231,833,421)	(30,640,565)	$ (580,185,796)
Class S	(18,610,681)	(298,664,512)	(47,686,420)	(924,796,968)
Class A	(336,107)	(5,385,942)	(1,524,220)	(30,470,883)
Class B	(136,391)	(2,125,152)	(248,649)	(4,753,815)
Class C	(41,528)	(659,527)	(81,746)	(1,542,199)
Institutional Class	(1,767,900)	(28,981,765)	-	-
		$ (567,650,319)		$ (1,541,749,661)
Net increase (decrease)
Class AARP	(12,092,642)	$ (191,301,483)	(24,964,677)	$ (469,650,037)
Class S	(12,541,737)	(201,189,715)	(33,793,494)	(654,258,387)
Class A	39,545	609,842	2,413	(133,577)
Class B	(20,051)	(264,711)	(18,414)	(277,992)
Class C	20,498	320,179	17,092	382,453
Institutional Class	1,591,031	26,266,829	57	1,002
		$ (365,559,059)		$ (1,123,936,538)

Investment Products

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

Principal Underwriter	Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

For shareholders of Classes A, B, C and Institutional

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Call ScudderACCESS - (800) 972-3060
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information about these services	To speak with a Scudder financial advisor Call (800) 621-1048
Please address all written correspondence to	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

	Nasdaq Symbol	CUSIP Number
Class A	SUWAX	460965-627
Class B	SUWBX	460965-619
Class C	SUWCX	460965-593
Institutional Class	SUWIX	460965-551

For shareholders of Class AARP and Class S

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
AARP Investment Program Shareholders:
Call Easy-Access Line - (800) 631-4636
Scudder Class S Shareholders:
Call SAIL™ - (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder Class S Shareholders -
myScudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information about these services	AARP Investment Program Shareholders: Call an AARP Investment Program financial advisor at (800) 253-2277 Scudder Class S Shareholders: Call a Scudder financial advisor at (800) SCUDDER
Please address all written correspondence to	For AARP Investment Program Shareholders:
AARP Investment Program from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735
For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669

	Ticker Symbol	Fund Number
Class AARP	ACDGX	164
Class S	SCDGX	064

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:
For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For Classes A, B, and C: Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

July 2002